SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, For Use Of The Commission Only (as Permitted By Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       LINCOLN NATIONAL INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

                  N/A
     -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                  N/A
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
     -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                  N/A
     -------------------------------------------------------------------------

     (5)  Total fee paid:

                  N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

                  N/A
     -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

                  N/A
     -------------------------------------------------------------------------

     (3)  Filing Party:

                  N/A
     -------------------------------------------------------------------------

     (4)  Date Filed:

                  N/A
     -------------------------------------------------------------------------

                       LINCOLN NATIONAL INCOME FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

     The Annual Meeting of Stockholders of LINCOLN NATIONAL INCOME FUND, INC. (the "Fund") will be held at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, on Friday, April 23, 1999 at 11:00 A.M. CDT, for the following purposes.

     1.   To elect nine directors.

     2. To ratify or reject the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.), as independent auditors for the fiscal year ending December 31, 1999.

     3. To transact such other business as may properly come before the meeting or any adjournments.

     Stockholders of record at the close of business on February 26, 1999 are entitled to vote at the meeting.


                                          By order of the Board of Directors,



                                          Cynthia A. Rose
                                          Secretary

March 16, 1999



                             YOUR VOTE IS IMPORTANT

     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                       LINCOLN NATIONAL INCOME FUND, INC.
                              200 EAST BERRY STREET
                            FORT WAYNE, INDIANA 46802


                                 PROXY STATEMENT


          For Annual Meeting of Stockholders to be held April 23, 1999

     The Board of Directors of Lincoln National Income Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on April 23, 1999 at 11:00 A.M. CDT, at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, or at any adjournment of that meeting. The Fund will furnish, without charge, a copy of the annual report to a stockholder upon request made to Delaware Service Company, 1818 Market Street, Philadelphia, Pennsylvania, 19103, 1-800-523-1918.

     A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting, but if not so revoked the shares represented by such proxy will be voted according to the instruction on the proxy card. Pursuant to Maryland law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes against a particular matter. On the other hand, broker non-votes, if any, while counted for quorum purposes, are not deemed to be present for any matter for which a broker does not have authority to vote. Accordingly, broker non-votes will not have an effect on the outcome of the matters to be considered at the meeting.

     Stockholders of record at the close of business on February 26, 1999 will be entitled to vote at the meeting or any adjournment thereof. On that date, the Fund had 7,078,007 shares of Common Stock and 40,000 shares of Variable Term Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Each share of Common Stock and Preferred Stock will be entitled to one vote at the meeting.

     This proxy statement and accompanying proxy card are being mailed on or about March 16, 1999. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of Lincoln Investment Management, Inc. (formerly named Lincoln National Investment Management Company), the Fund's investment advisor (the "Advisor"), and/or employees of the Fund's stock transfer agent, Equiserve, First Chicago Division. In addition, the Board of Directors of the Fund has authorized management to retain Corporate Investors Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this meeting. This cost, including specified expenses, is not expected to exceed $7,000 and will be borne by the Fund. Any other expenses of solicitation will also be borne by the Fund, except for the services provided by the Advisor's employees which will be borne by the Advisor.

     The Fund's investment advisor is Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne, Indiana 46802.

                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

     At the Annual Meeting, nine directors will be elected to hold office until their successors are elected and qualified. Pursuant to the Fund's Articles of Incorporation, seven of the directors will be elected by the holders of the outstanding shares of the Common Stock and Preferred Stock, voting as a single class. Two directors will be elected solely by the holders of the shares of Preferred Stock. Under Maryland law, the nominees receiving a plurality of the votes cast at the meeting will be elected.

     Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the nominees for directors listed below.

     Each of the nominees, except Jeffrey Nick, is currently a director of the Fund. Each of the nominees has consented to be a nominee and to serve as a director if elected.

     In the event that any of the nominees should become unavailable for election as a director, the persons named in the accompanying form of proxy intend to vote for such substitute as the Board of Directors may select.

                                                                                               Shares of
                                                                                                Common
                                                                                                 Stock
                                                                                             Beneficially
                                                                                               Owned at
                   Name, Age, Position with the Fund, Business Experience                    December 31,
                        During the Past Five Years and Directorships                            1998a*
                   ------------------------------------------------------                    ------------
Directors to be Elected by Holders of Common Stock and Preferred Stock

THOMAS L. BINDLEY (55), Director (since 1998) of the Fund;  President of Bindley                 4,100
   Capital Corporation (May 1998 -- present); Executive Vice President and Chief
   Financial Officer (April 1992 -- April 1998) of Whitman Corporation; Director
   (since  January  1998) of Midas,  Inc.;  Director  of Junior  Achievement  of
   Chicago;   Director  (since  April  1998)  of  Lincoln  National  Convertible
   Securities Fund, Inc.

ADELA CEPEDA (40), Director (since 1992) of the Fund; President,  A.C. Advisory,                 1,423
   Inc.  (May  1995  --present);  Managing  Director  and  co-founder  of Abacus
   Financial Group, Inc. (July 1991 -- May 1995); Director and Vice President of
   Harvard Club of Chicago (since 1986); Commissioner of Chicago Public Building
   Commission  (since  March  1992);  Director of Lincoln  National  Convertible
   Securities Fund, Inc.

ROGER J. DESHAIES (49), Director (since 1992) of the Fund; Senior Vice President                 2,328
   of Finance  (1998 --  present) of Brigham  and  Women's  Hospital;  Corporate
   Director (1998 -- present) of Partners  Health System in Boston,  Senior Vice
   President--Finance  (1990 -- 1998) of  Parkview  Health  System,  Fort Wayne,
   Indiana;  Director  of  Hospital  Laundry  Services,  Inc.  (1995  --  1998);
   President and Chairman of Hospital Laundry Services,  Inc.  (February 1993 --
   February 1995); Director of Signature Care, Inc. (1992 -- 1998); Director and
   Treasurer  of Pine Valley  Country  Club (1993 -- 1998);  Director of Lincoln
   National Convertible Securities Fund, Inc.

CHARLES G. FREUND (75),  Director (since 1972) of the Fund; Chairman Emeritus of                24,433
   the Board of Directors,  Success Bancshares,  Inc. (since 1991);  Director of
   Lincoln National Convertible Securities Fund, Inc. and Mathers Fund, Inc.

                                                                                               Shares of
                                                                                                Common
                                                                                                 Stock
                                                                                             Beneficially
                                                                                               Owned at
                   Name, Age, Position with the Fund, Business Experience                    December 31,
                        During the Past Five Years and Directorships                            1998a*
                   ------------------------------------------------------                    ------------

H. THOMAS McMEEKIN** (45),  President (since May 1994) and Director (since 1990)                 2,780
   of the Fund; Executive Vice President and Chief Investment Officer (since May
   1994),  prior thereto  Senior Vice  President  (November 1992 -- May 1994) of
   Lincoln  National  Corporation;  President  (June 1995 -- November  1996) and
   Director  (June 1995 -- present) of Lincoln  National  Investment  Companies,
   Inc.;  President  (since May 1994) and  Director  (since May 1991) of Lincoln
   Investment  Management,  Inc.  (formerly called Lincoln  National  Investment
   Management Company);  President (since May 1994) and Director (since 1990) of
   Lincoln  National  Convertible  Securities  Fund,  Inc.;  President and Chief
   Executive  Officer (June  1994-1997) and Director (June 1992-1997) of Lincoln
   National Mezzanine Corporation; Director (since November 1994) of The Lincoln
   National Life Insurance Company;  Director of Delaware  Management  Holdings,
   Inc., Lincoln National Investment Companies,  Inc., Lynch & Mayer, Inc. (June
   1995 -- November 1996) and Vantage Investment Advisors, Inc.

JEFFREY NICK** (45),  Chief  Executive  Officer,  President and Director  (since                     0
   October  1996) of Lincoln  National  Investment  Companies,  Inc. and Lincoln
   National  Investments  Inc.;  President and Chief  Executive  Officer  (since
   October 1997) of the Delaware  Group of Funds and President  (since 1997) and
   Chief Executive Officer (since 1999) of Delaware Management  Holdings,  Inc.;
   Managing Director (October  1992-October  1996) of Lincoln National (UK) PLC,
   Director  (since  June  1998) of the Opera  Company of  Philadelphia,  (since
   October 1998) of the Philadelphia Museum of Art, (since November 1997) of the
   Roman Catholic High School in Philadelphia, (since May 1998) of World Affairs
   Counsel and (since February 1999) of LaSalle University.

DANIEL R. TOLL (71),  Director  (since  1986) of the Fund;  Corporate  and Civic                 4,685
   Director  of Brown  Group  Inc.  and  Director  (until  1998)  of A.P.  Green
   Industries,  Inc., Mallinckrodt Inc., Kemper National Insurance Companies and
   NICOR, Inc.; Director of Lincoln National Convertible Securities Fund, Inc.

Directors to be Elected by Holders of Preferred Stock

RICHARD M. BURRIDGE (69),  Director  (since 1972) of the Fund;  Chairman  (since                21,276
   September  1996),  prior thereto  President (March 1986 -- September 1996) of
   The Burridge  Group,  Inc.  (investment  management);  Director of Cincinnati
   Financial Corporation and Lincoln National Convertible Securities Fund, Inc.;
   Chairman of the Board of Fort Dearborn Income Securities, Inc.

THOMAS N.  MATHERS  (84),  Director  (since  1973)  of the  Fund;  self-employed                 3,333
   financial consultant; Vice President and Director of OFC Meadowood Retirement
   Community (since 1989);  Director of Lincoln National Convertible  Securities
   Fund, Inc.

----------
     (a) The shares beneficially owned by each of the directors do not exceed 1.0% of the outstanding shares of Common Stock of the Fund.

     * Each director has sole voting and investment authority over the shares shown, except as otherwise indicated below. The shares listed for Ms. Cepeda include 517 shares held on behalf of her daughter. The shares listed for Mr. Freund include 988 shares held by his wife. The shares listed for Mr. McMeekin include 200 shares held in trust. The shares listed for Mr. Deshaies include 1,066 shares held in trust. The shares listed for Mr. Bindley include 4,100 held in trust. No director owns any shares of Preferred Stock.

     ** These directors are "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. McMeekin is an executive officer of Lincoln National Corporation, of which the Advisor is a wholly-owned subsidiary. Mr. Nick is an executive officer of Delaware Management Holdings, Inc., a wholly owned subsidiary of Lincoln National Corporation, the Advisor's parent corporation. Both Mr. McMeekin and Mr. Nick acquired shares of common stock of Lincoln National Corporation in the ordinary course during 1998, but those transactions involved substantially less than 1.0% of the outstanding shares of the common stock of Lincoln National Corporation.

     As of December 31, 1998, the directors and officers of the Fund as a group (12 persons) beneficially owned 66,188 shares, representing less than 1.0% of the shares of Common Stock outstanding. No directors or officers held any shares of Preferred Stock.

     The members of the nominating, audit and joint transactions committees consist of all directors except those who may be deemed to be "interested persons" as indicated above. The nominating committee recommends nominees for directors and officers for consideration by the full Board. The nominating committee does not solicit suggestions for nominees for the Board of Directors, but suggestions accompanied by biographical data will be considered if sent to the Secretary of the Fund. The audit committee makes recommendations to the full Board with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the joint transactions committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Fund's investment advisor are also investing. The Board of Directors met five times during the year ended December 31, 1998. In addition, the joint transactions committee met three times and the nominating committee met three times.

     During the year ended December 31, 1998, all of the directors attended 75% or more of the aggregate meetings of the Board of Directors and the board committees of which such directors were members and were eligible to attend.

     The executive  officers of the Fund, other than as shown above,  are: David
A. Berry (53), Vice President since 1992; David C. Fischer (41), Vice President since February 1995; and David G. Humes (42), Vice President since 1993, Controller since 1993 and Treasurer since 1997. Mr. Berry has been a Vice President of the Advisor since January 1987. Mr. Fischer has been a Vice President of the Advisor since 1992. Mr. Humes has been Director of Regulated Investment Companies since August 1993. The executive officers of the Fund are elected annually by the Board of Directors.

COMPENSATION OF DIRECTORS AND OFFICERS

     The Fund pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $8,000 per year, a $500 fee for attendance at each Board meeting and at each audit committee or nominating committee meeting which occurs separately from a Board meeting, a $250 fee for attendance at each joint transactions committee meeting and reimburses directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its directors and officers. In addition, the Fund provides no pension or retirement benefits to its directors and officers.

     The following table shows compensation for the independent directors for the year ended December 31, 1998:

                                                Year Ended December 31, 1998
                                              ------------------------------
                                                                     Total
                                                                 Compensation
                                                                   From Fund
                                                Aggregate          and Fund
                                              Compensation          Complex
                                                From the            Paid to
Name                                             Fund(1)         Directors(2)
----                                          ------------       ------------
Thomas L. Bindley .........................     $7,750             $14,500
Richard M. Burridge .......................     13,750              25,500
Adela Cepeda ..............................     13,750              25,500
Roger J. Deshaies .........................     13,750              25,500
Charles G. Freund .........................     13,500              25,250
Thomas N. Mathers .........................     13,750              25,500
Daniel R. Toll ............................     13,250              24,500

----------
(1) Includes a director's fee of $8,000 per year, a $500 fee for attendance at each Board meeting and at each audit committee or nominating committee meeting which occurs separately from a Board Meeting and a $250 fee for attendance at each joint transactions committee meeting.

(2) Each of the independent directors is also a director of Lincoln National Convertible Securities Fund, Inc. This information represents the aggregate directors' fees paid to the individual by both Funds.

                        SELECTION OF INDEPENDENT AUDITORS

                                (PROPOSAL NO. 2)

     The Board of Directors by the unanimous vote of the directors (including those directors who are not "interested persons") has selected PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.) ("PricewaterhouseCoopers") as auditors for the Fund for the fiscal year ending December 31, 1999, and the stockholders are asked to ratify this selection. Coopers & Lybrand, L.L.P. served as independent auditors of the Fund since 1993.

     A representative of PricewaterhouseCoopers will attend the annual meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

     Required Approval. The affirmative vote of a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                         VOTE "FOR" THIS PROPOSAL NO. 2

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund's executive officers, directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Advisor are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal 1998 the filing requirements applicable to the above-mentioned persons were met.

                         DATE FOR STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the next annual meeting and be included in the proxy statement and proxy of the Fund must be in proper form and must be received on or before November 17, 1999. Any stockholder proposals intended to be presented at the next annual meeting, but not to be included in the proxy statement and proxy of the Fund, must be in proper form and must be received on or before January 31, 2000. All such proposals should be sent to the Secretary of the Fund, 200 East Berry Street, Fort Wayne, Indiana 46802. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matter or business that may be brought before the meeting. However, if any such matter or business properly comes before the meeting, it is intended that the persons named as proxies in the enclosed proxy card will vote in accordance with their best judgment.




                                                              Cynthia A. Rose
                                                              Secretary


Dated: March 16, 1999


                  YOU ARE URGED TO SEND IN YOUR PROXY PROMPTLY

                                                                           PROXY

                       LINCOLN NATIONAL INCOME FUND, INC.

             Proxy Solicitation on behalf of the Board of Directors

                                  COMMON STOCK

     The undersigned, hereby acknowledges receipt of the Proxy Statement and appoints David Humes, H. Thomas McMeekin and Cynthia A. Rose and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held Friday, April 23, 1999, and to vote all the Fund's common stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

     This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2 and, in their discretion, the Proxies may vote upon any other business that properly comes before the meeting and with respect to which the Fund did not receive proper notice on or prior to February 7, 1999.

     If  your  address  differs  from  that  appearing  hereon,   please  advise
Equiserve, First Chicago Division, P.O. Box 2500, Jersey City, New Jersey, 07303-2500, of your correct address.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.

                                                              ------------------
                                                                     SEE REVERSE
                                                                            SIDE
                                                             -------------------

1.   ELECTION OF DIRECTORS.

     Nominees:  T. Bindley, A. Cepeda, R. Deshaies,  C. Freund, T. McMeekin,
     J. Nick and D. Toll.

     FOR ALL NOMINEES              WITHHELD FROM ALL NOMINEES
           [_]                               [_]

    [_]_________________________________________________________________________
       For all nominees except as noted above

The Board of Directors recommends a vote FOR the following proposal:

2.   RATIFICATION OF THE SELECTION OF AUDITORS.

     FOR    AGAINST    ABSTAIN
     [_]      [_]        [_]

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

     MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [_]

IMPORTANT: Please sign exactly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.


Signature: _________________________________________ Date______________________

Signature: _________________________________________ Date______________________

                                                                           PROXY

                       LINCOLN NATIONAL INCOME FUND, INC.

             Proxy Solicitation on behalf of the Board of Directors

                          VARIABLE TERM PREFERRED STOCK

     The undersigned, hereby acknowledges receipt of the Proxy Statement and appoints David Humes, H. Thomas McMeekin and Cynthia A. Rose and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held April 23, 1999, and to vote all the Fund's variable term preferred stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

     This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their discretion, the Proxies may vote upon any other business that properly comes before the meeting and with respect to which the Fund did not receive proper notice on or prior to February 1, 1999.

If your address differs from that appearing hereon, please advise Equiserve, First Chicago Division, P.O. Box 2500, Jersey City, New Jersey, 07303-2500, of your correct address.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.

                                                                    ------------
                                                                     SEE REVERSE
                                                                            SIDE
                                                                    ------------

1.   ELECTION OF DIRECTORS.

     Nominees:  T. Bindley, R. Burridge,  A. Cepeda, R. Deshaies,  C. Freund,
     T. Mathers, T. McMeekin, J. Nick and D. Toll.

     FOR ALL NOMINEES    WITHHELD FROM ALL NOMINEES
         [_]                      [_]

    [_] ________________________________________________________________________
       For all nominees except as noted above

The Board of Directors recommends a vote FOR the following proposal:

2.   RATIFICATION OF THE SELECTION OF AUDITORS.

     FOR    AGAINST    ABSTAIN
     [_]     [_]         [_]

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

     MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [_]

IMPORTANT: Please sign exactly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.


Signature: _________________________________________ Date______________________

Signature: _________________________________________ Date______________________